Aspiriant Trust

Aspiriant Risk-Managed Municipal Bond Fund

Supplement dated June 1, 2023

to the Prospectus and Statement of Additional Information dated August 1, 2022

This supplement updates information in the Prospectus and Statement of Additional Information for the Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”) and should be read in conjunction with those documents.

Effective June 1, 2023, Nuveen Asset Management, LLC (“Nuveen”) has replaced John V. Miller with Daniel J. Close on the Fund’s portfolio management team. All references in the Prospectus and SAI to John V. Miller as portfolio manager are hereby deleted.

Daniel J. Close, CFA, is Managing Director, Portfolio Manager and Head of Municipals at Nuveen. Before being named Head of Municipals in 2023, he was Head of Taxable Municipals. He began his career in the financial services industry in 1998 and joined Nuveen in 2000. He served as a member of the product management and development team and then as a municipal fixed income research analyst before assuming portfolio management responsibilities in 2007.

Mr. Close does not currently manage other accounts nor does he own any shares of the Fund.

Please retain this supplement for future reference.